                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                October 22, 1997
                      ------------------------------------
                                 Date of Report
                        (Date of earliest event reported)




                         APPLIED VOICE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Washington                    0-25186                  91-1190085
----------------------------     ---------------------      -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                              11410 N.E. 122nd Way
                           Kirkland, Washington 98034
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          (Address of principal executive offices, including zip code)

                                 (425) 820-6000
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              (Registrant's telephone number, including area code)


                                                                     Page 1 of 5
                                                         Exhibit Index on Page 5

Item 2.   Acquisition or Disposition of Assets

         On October 22, 1997, Applied Voice Technology, Inc. (the "Company") completed an acquisition of 100% of the outstanding capital stock (the "Shares") of American International Facsimile Products, Inc. ("AIFP") from Forest City Trading Group, Inc. ("Seller") pursuant to a Stock Purchase Agreement by and between the Company, Seller and AIFP (the "Purchase Agreement"). AIFP, whose name has been changed to CommercePath, Inc. ("CommercePath"), will continue its business operations as a wholly owned subsidiary of the Company. The purchase price for the Shares was $10,700,000 in cash, $500,000 of which was deposited in escrow to satisfy potential claims by the Company for indemnification under the Purchase Agreement. The purchase price is subject to adjustment based on CommercePath's October 31, 1997 balance sheet.

         The Company will account for the acquisition as a purchase and expects to record a nonrecurring charge of approximately $7,200,000 in the fourth quarter of 1997 for the write-off of purchased, in-process research and devlopment. In addition, the Company expects to record approximately $1,900,000 of goodwill that it will amortize over a seven-year period.

         The CommercePath product line is a suite of Windows NT server software modules with broad host computer connectivity. CommercePath products are designed to extend a company's electronic commerce capabilities, including high volume fax delivery directly from existing mainframe and client/server applications; EDI-to-fax translation for delivery from existing EDI systems; and an Internet delivery interface for delivering documents over the Internet from any application in the enterprise.

         In connection with the acquisition, the Company granted nonqualified stock options to purchase an aggregate of 120,000 shares of the Company's Common Stock, at an exercise price of $28.09 per share, to two executive officers of CommercePath.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Financial Statements of Business Acquired

         It is impracticable to include any of the required financial statements of CommercePath on the date this Form 8-K is filed. Accordingly, such financial statements will be filed as soon as practicable and not later than 60 days of the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(a) of Form 8-K.

         (b)     Pro Forma Financial Information

         It is impracticable to include any of the required pro forma financial information on the date this Form 8-K is filed. Accordingly, the pro forma financial information will be filed as soon as practicable and not later than 60 days of the date on which this Form 8-K must be filed in accordance with paragraph (2) of Item 7(b) of Form 8-K.

         (c)     Exhibits

           Exhibit Number        Description
           --------------        -----------
           4.1                   Form of Stock Option Letter Agreement,
                                 together with schedule of actual agreements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APPLIED VOICE TECHNOLOGY, INC.


Dated:  October 22, 1997
                                     By   /s/ ROGER FUKAI
                                          ------------------------------------
                                          Roger Fukai, Chief Financial Officer

                                INDEX TO EXHIBITS

       Exhibit
       Number         Description
       ------         -----------
       4.1            Form of Stock Option Letter Agreement, together with
                      schedule of actual agreements.